COMMITMENTS	6 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
COMMITMENTS	COMMITMENTS
The Company’s commitments consist of the following:

	June 30, 2025	December 31, 2024
Commitments related to purchases of raw materials and energy	12,549	10,082
Guarantees, pledges and other collateral	9,360	10,019
Capital expenditure commitments	1,549	1,542
Other commitments	1,870	1,294
Total	25,328	22,937
Commitments related to purchases of raw materials and energy
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements, but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Commitments related to purchases of raw materials and energy included commitments given to associates for 876 and 1,704 as of June 30, 2025 and December 31, 2024, respectively. Commitments given to associates at December 31, 2024 included 798 related to a gas supply agreement with Kryvyi Rih Industrial Gas which was terminated in the first half of 2025. Purchase commitments included commitments given to joint ventures for 2,483 and 719 as of June 30, 2025 and December 31, 2024, respectively. Purchase commitments given to joint ventures included 1,739 at June 30, 2025 with respect to the renewable electricity supply agreement with Ventos de Santo Antônio Comercializadora de Energia ("VdSA"). Purchase commitments given to joint ventures also included 285 and 287 related to Tameh and 409 and 380 related to Enerfos as of June 30, 2025 and December 31, 2024, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 315 and 256 as of June 30, 2025 and December 31, 2024, respectively. Additionally, guarantees of nil and 11 were given on behalf of associates and guarantees of 5,316 and 6,259 were given on behalf of joint ventures as of June 30, 2025 and December 31, 2024, respectively.
Guarantees given on behalf of joint ventures included nil (on June 18, 2025 ArcelorMittal acquired Calvert see note 3) and 1,183 for the guarantees issued on behalf of Calvert, 162 and 186 for the guarantees issued on behalf Al Jubail, 350 and 183 on behalf of VdSA and 270 and 303 in relation to outstanding lease liabilities for vessels operated by Global Chartering Ltd as of June 30, 2025 and December 31, 2024, respectively. Guarantees given on behalf of joint ventures also included 4,144 and 4,038 as of June 30, 2025 and December 31, 2024 corresponding to ArcelorMittal's 60% guarantee of the debt under term loan agreements entered into by the AMNS India joint venture with various Japanese banks.
As of June 30, 2025, pledges and other collateral mainly related to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 197 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 107. Pledges of property, plant and equipment were 68 and 33 as of June 30, 2025 and December 31, 2024, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 265 and 291 commitments given on behalf of associates as of June 30, 2025 and December 31, 2024, respectively, and 103 and 404 commitments given on behalf of joint ventures as of June 30, 2025 and December 31, 2024, respectively.
Capital expenditure commitments
Capital expenditure commitments relate to commitments with respect to purchases of property, plant and equipment including in context of expansion and improvement projects.
Capital expenditure commitments include 200 and 257 at June 30, 2025 and December 31, 2024, respectively, relating to ArcelorMittal Liberia Ltd's ongoing project commissioning of 20 million tonnes of concentrate sinter fines capacity and associated infrastructure.
Capital expenditure commitments also include 11 and 12 at June 30, 2025 and December 31, 2024, respectively, in connection with the construction of facilities to produce 4.5 million tonnes per annum of DRI quality pellet feed at the Serra Azul iron ore mine (Brazil).
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environment authorities. ArcelorMittal Brasil committed to carry out, until 2026, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. As of June 30, 2025 and December 31, 2024, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 17 and 12, respectively. The non-compliance with ECA would lead to fines amounting to a maximum of 18 and 16 as of June 30, 2025 and December 31, 2024, respectively. On November 19, 2021, following a protocol of intent agreed between the Minas Gerais State Government, ArcelorMittal Brasil and BMB Belgo Mineira Bekaert Artefatos De Arame Ltd ("BMB"), ArcelorMittal Brasil committed to carry out capital expenditures at its facilities in Minas Gerais State, besides employment generation. As of June 30, 2025 and December 31, 2024, commitments related to this project were 1,168 and 295, respectively.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 2,865 and 2,897 as of June 30, 2025 and December 31, 2024, respectively, and mainly related to natural gas and electricity. Commitments to sell included 2,781 and 2,787 as of June 30, 2025 and December 31, 2024 relating to the 25-year offtake agreement entered into in 2024 between the Company and AMNS India for the supply of renewable electricity from wind and solar power generation at the Company's facility in Andhra Pradesh (India).
Other
On February 28, 2024, the State of the Grand-Duchy of Luxembourg exercised the right (following an agreement signed between ArcelorMittal, the Fonds d'Urbanisation et d'Aménagement du Plateau de Kirchberg and the State of the Grand-Duchy of Luxembourg on December 20, 2022) to acquire 50% of ArcelorMittal's future new headquarters and related right-of-use of land in the Kirchberg district of the city of Luxembourg. The acquisition price is based on construction cost. On July 31, 2024, ArcelorMittal and the State of the Grand-Duchy of Luxembourg signed a sale compromise pursuant to which this acquisition will be completed at the end of the construction time.